UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Overseas Stock Fund	April 30, 2019
TROSX	Investor Class
PAEIX	Advisor Class
TROIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE OVERSEAS STOCK FUND

HIGHLIGHTS

■	The fund returned 7.17% in the six-month period ended April 30, 2019, but underperformed its benchmark and its Lipper peer group average.
■	Relative performance was hurt by stock selection among materials, industrials and business services, and utilities companies. Underweighting industrials and business services and consumer staples also detracted. Stock selection in information technology, consumer staples, and financials helped our relative results, as did overweighting technology and underweighting energy.

■	Our positioning reflects our current assessment of equity valuations; we generally employ a “core” approach that includes companies across the valuation spectrum. At the end of April, the fund was overweight the financials and health care sectors, as well as communication services and information technology. We were underweight consumer staples, energy, utility, and real estate companies.

■	Sentiment remains a primary driver of returns for international equity markets, which had rebounded strongly from a sharp drop late last year, and valuation discrepancies across sectors and industries have widened along a quality dimension. We focus more on owning stocks that we believe will perform well over time, rather than predicting short-term political or economic outcomes.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets performed well in the six months ended April 30, 2019, the first half of your fund’s fiscal year. The gains were broad-based, with nearly all developed and emerging markets recording positive returns. The U.S. dollar was mixed against major currencies during the period, helping insulate U.S. investors from last year’s headwind of falling currency-adjusted returns.

Such an outcome was hardly clear at the start of the period, when many global stock indexes tumbled briefly into bear market territory. In the U.S., investors initially seemed concerned about rising U.S. interest rates, with the Federal Reserve ostensibly on course to keep raising the federal funds rate through 2019. Worries soon shifted to an economic slowdown, as disappointing data accumulated on housing, manufacturing, business investment, and consumer spending.

Signs of weakness in European and Asian economies were even starker. The contraction in the massive Chinese manufacturing sector, often viewed as a barometer of global demand, was especially worrisome in light of the ongoing U.S.-China trade dispute. The export-focused economies of Japan and Germany also struggled as businesses cut back investment in anticipation of new trade barriers.

Political concerns weighed on sentiment as well. In Europe, the new populist Italian government appeared to be headed for a standoff with the European Union (EU) over Italy’s rising fiscal deficit, uncertainty over Brexit continued, and the French government sought to quell its own populist uprising in the form of the “yellow vest” protests. In the U.S., the partial government shutdown was seen as another threat to growth as it wore on.

The turnaround that began around the new year stemmed from improvements on many of these fronts. Most important, perhaps, was a pivot in Fed policy. In early January, Fed Chair Jerome Powell offered assurances that the central bank was prepared to counter any slowdown in the U.S. economy, and policymakers soon signaled that they did not expect any further rate increases in 2019. By April, many investors had even come to expect the Fed’s next move to be a rate cut.

The global economic picture also brightened somewhat. U.S. consumer spending picked up after the government shutdown ended in late January, and the job market remained strong. Signs that the Chinese economy was responding to new government stimulus emerged in April, and rising oil prices suggested healthy global demand.

Europe remained the outlier, with growth continuing to stall in the core economies of France and Germany. In response, the European Central Bank announced that it would keep short-term interest rates near 0% through at least year-end, while also providing a new round of subsidized loans to banks to spur credit growth. Some calming in the region’s political turbulence also helped restore confidence, particularly after the EU granted the UK a prolonged extension to come up with a revised Brexit plan.

Growing hopes for a resolution to the U.S.-China trade dispute further boosted global sentiment. In January, President Donald Trump declared that he was pleased with the progress in the negotiations, and he later canceled a March deadline for reaching a deal. In April, global markets rose after the president declared that an “epic” deal was near, and reports surfaced that an agreement might be signed as early as May.

As of this writing, no trade deal has been inked, and markets have again become volatile as the two sides seem to be hardening their positions once again. I have no special insight into whether an agreement will be reached, but a deepening of the conflict into an all-out trade war would surely be negative for markets.

That said, I am encouraged by much of the feedback I am getting from our managers, analysts, and economists, who continue to see considerable potential in pockets of the global economy. Within Asia, for example, our team in Hong Kong sees opportunities in the Chinese auto and property markets, while our Tokyo team thinks changes in Japan’s corporate governance will continue to benefit investors.

We think our emphasis on collaboration across offices and investment teams helps improve results for all our shareholders, and your fund’s manager is a key part of that process. I am confident that our combined efforts will continue to help you achieve your long-term investment goals.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The Overseas Stock Fund returned 7.17% in the six-month period ended April 30, 2019. As shown in the Performance Comparison table, the fund underperformed the MSCI EAFE Index Net and the MSCI EAFE Index as well as its Lipper peer group average. (Returns for the Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

Effective July 1, 2018, the MSCI EAFE Index Net replaced the MSCI EAFE Index as the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

What factors influenced the fund’s performance?

The fund’s relative performance was hurt by our stock selection in the materials, industrials and business services, and utilities sectors. On the plus side, our stock selection in the information technology, consumer staples, and financials sectors contributed to our relative results.

Our underweights in the industrials and business services and consumer staples sectors detracted from relative performance. Our small cash position also limited our upside as stocks rallied sharply in the last few months following steep losses in late 2018. On the other hand, overweighting information technology and underweighting energy helped our relative results.

In the materials sector, we were disappointed with the share price performance of Umicore, a Belgian company with leading positions in automotive catalysts, rechargeable batteries, and metals recycling. The company recently warned that profits in 2019–2020 will be hurt in part by a sharp slowdown and larger-than-expected subsidy cuts in the Chinese auto market, forcing Umicore to decelerate its plans to expand capacity. We are maintaining our stake as we believe the company’s long-term position in electric vehicle battery cathodes is attractive. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the industrials and business services sector, our position in Japanese trading company Sumitomo Corporation underperformed. Although its earnings report in February was in line with expectations, investors shunned the stock due to some one-off charges and impairments related to projects linked to natural resources, as well as a perceived lack of positive near-term catalysts. We maintained our position, as we believe that Sumitomo’s valuation is attractive and that it should be able to deliver mid-single-digit returns on equity once the impairments abate.

We underweight consumer staples companies because we believe they are generally expensive. Nevertheless, two of our largest holdings—and largest absolute contributors—were Unilever and Nestle. The former is a quality maker of personal and home care products, and more than half of its sales are generated in emerging markets. We particularly like its earnings stability and other defensive characteristics. The latter is a quality food and beverage maker with a CEO who is improving the business through better capital allocation decisions and efficiency gains.

In the information technology sector, our investment in the Netherlands-based NXP Semiconductors was one of our top absolute contributors. This maker of mixed signal semiconductors, which operate where the digital and the analog worlds intersect, is a major supplier to the automotive industry, and despite a difficult semiconductor end market environment, the company recently reported better-than-expected earnings. We believe this growth business is inexpensive and that its organic revenue growth and free cash flow are poised to improve in the next few years.

How is the fund positioned?

Our positioning reflects our current assessment of equity valuations; we generally employ a “core” approach that includes companies across the valuation spectrum. While we are primarily bottom-up investors who analyze an individual company’s fundamentals first and foremost before investing, we also consider top-down factors, such as macroeconomics and sector/industry dynamics, before making investment decisions.

At the end of April, the fund was overweight the financials, health care, communication services, and information technology sectors. In the financials sector—our largest sector allocation, as shown in the Sector Diversification table on page 6—we believe many banks have attractive valuations. We also like insurance companies, such as Ping An Insurance Group, which is thriving in an underpenetrated Chinese market and increasingly focusing on more profitable life insurance products.

In health care, we believe many companies have reasonable valuations. We also believe that the sector will increasingly represent a larger portion of the world’s gross domestic product over time as companies pursue treatments for unmet medical needs. Our positions in health care supply companies GN Store Nord, which we trimmed on strength, and Koninklijke Philips were strong absolute contributors. During our reporting period, our stake in biotechnology company Shire was acquired by Japanese company Takeda Pharmaceutical, which seeks to become a global player. We received some cash and retained the Takeda shares from the transaction.

On the other hand, we were underweight the consumer staples sector, as discussed earlier, and the industrials and business services sector. We also underweighted energy, utility, and real estate companies. Our industrials underweight reflects in part our concern about valuations after several years of gains—although the global market downturn in late 2018 brought valuations down a bit. In recent months, we added TechnoPro Holdings to the portfolio. This Japanese staffing company specializes in providing full-time engineering employees that work in industries with acute staffing shortages. Its leading position in Japan’s structurally tight labor market should drive margin expansion.

In terms of geographic diversification, the fund has investments across more than 20 countries. More than 50% of the fund’s assets are in Europe. Japan is our largest individual country allocation, but we are underweight versus the benchmark. Emerging markets represented about 7% of assets.

What is portfolio management’s outlook?

Sentiment remains a primary driver of returns for international equity markets, which had rebounded strongly from a sharp drop late last year due in part to dovish tones from major central banks, Chinese stimulus, and reports of progress on a U.S.-China trade deal. We believe continued U.S. economic growth is the key global pillar, with wobbling China the swing factor at present.

We expect recent weak European economic readings to improve if China’s apparent nascent acceleration continues. A U.S.-China trade deal—whose odds, in our opinion, are greater than 50% despite recent negotiation hiccups—could be enough to kick-start the Chinese economy. However, we are skeptical that such a deal will substantially address longer-term intellectual property and market-liberalization issues; if a deal is reached, it is more likely to address nearer-term balance of trade and market access issues.

At the regional level, the UK’s precarious political situation and unenviable Brexit negotiating stance—even with a six-month extension to devise a Brexit deal that is acceptable to both the European Union and UK Parliament—make us more cautious on the otherwise attractively valued domestic UK stocks. Japan’s economy has improved, but we view the magnitude of recent growth as structurally unsustainable. Corporate governance is seeing real improvement, even if not across the board. Aggregate dividend payout ratios have not improved much from low levels, even though dividends have generally grown with earnings, but share buyback activity is picking up in some notable cases. Extraordinary Bank of Japan actions, especially massive equity purchases via exchange-traded funds, remain problematic.

While equity markets have broadly risen thus far in 2019, valuation discrepancies across sectors and industries have widened along a quality dimension. The valuation gap between pharmaceuticals and consumer staples has closed a bit, whereas banks and telecommunication companies still appear cheap. In Europe, many bank stock valuations are at or near the crisis lows reached in 2011 or 2008. Nevertheless, we are being selective in what we hold due in part to the lower likelihood of interest rate increases from the European Central Bank.

As always, we focus more on owning stocks that we believe will perform well over time, rather than predicting short-term political or economic outcomes. We appreciate your support and your confidence in our investment management abilities.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices, overall, will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets.

Because the fund may hold stocks with either growth or value characteristics, it could underperform other stock funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/19
Nestle, Switzerland	3.0%
Unilever, United Kingdom	2.2
Novartis, Switzerland	1.9
Roche Holding, Switzerland	1.8
Siemens, Germany	1.7
Koninklijke Philips, Netherlands	1.6
Nippon Telegraph & Telephone, Japan	1.6
Total, France	1.5
Taiwan Semiconductor Manufacturing, Taiwan	1.4
Toyota Motor, Japan	1.2
Prudential, United Kingdom	1.2
Samsung Electronics, South Korea	1.1
AXA, France	1.1
Mitsubishi Electric, Japan	1.1
Bayer, Germany	1.1
Royal Dutch Shell, United Kingdom	1.1
Astellas Pharma, Japan	1.1
Munich Re, Germany	1.1
Broadcom, United States	1.0
Sanofi, France	1.0
DNB, Norway	1.0
BNP Paribas, France	1.0
GlaxoSmithKline, United Kingdom	1.0
L'ORÉAL, France	1.0
Sun Life Financial, Canada	0.9
Total	33.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
AUSTRALIA 4.6%		
Common Stocks 4.6%		
Amcor	7,095,512	80,207
Australia & New Zealand Banking Group	5,843,471	112,104
BHP Group	1,076,705	28,492
Challenger	14,108,959	81,676
CSL	350,580	49,173
Independence Group	19,703,323	62,116
Macquarie Group	1,345,558	127,874
Rio Tinto	721,054	48,601
Scentre Group	24,669,932	66,547
South32	21,688,660	51,225
Telstra	7,693,555	18,325
WorleyParsons	7,102,272	71,568
Total Australia (Cost $737,644)		**797,908**
AUSTRIA 0.2%		
Common Stocks 0.2%		
Erste Group Bank	998,525	39,957
Total Austria (Cost $32,581)		**39,957**
BELGIUM 0.5%		
Common Stocks 0.5%		
Umicore (1)	2,043,823	79,316
Total Belgium (Cost $59,660)		**79,316**
CANADA 2.9%		
Common Stocks 2.9%		
Element Fleet Management	14,621,004	90,692
Magna International (USD)	2,308,800	128,462
National Bank of Canada	2,525,100	120,290

FINLAND 0.5%

Common Stocks 0.5%

Stora Enso, R Shares	6,450,171	80,328
Total Finland (Cost $65,448)		**80,328**

FRANCE 8.9%

Common Stocks 8.9%

Air Liquide	832,509	110,751
AXA (1)	7,304,370	194,783
BNP Paribas	3,254,418	173,243
Engie	9,686,934	143,779
Eutelsat Communications	3,644,512	65,867
Kering (1)	195,305	115,573
L'Oreal (1)	614,984	169,154
Legrand	1,002,775	73,757
Sanofi (1)	2,060,886	179,812
TOTAL	4,756,591	264,423
Unibail-Rodamco-Westfield	328,794	56,555
Total France (Cost $1,492,419)		**1,547,697**

GERMANY 8.1%

Common Stocks 8.1%

BASF	1,589,731	129,788
Bayer	2,893,619	192,527
Commerzbank (2)	3,237,374	29,180
Covestro	1,131,138	62,154
E.ON	3,808,591	40,949
Fresenius	2,442,454	138,890
Knorr-Bremse (2)	658,498	71,489
Munich Re	755,903	188,110
Siemens	2,408,553	288,792
Siemens Healthineers	1,500,287	64,219
Stroeer	939,545	63,630

Telefonica Deutschland Holding	25,922,408	84,179
Zalando (2)	1,221,178	57,550
Total Germany (Cost $1,555,614)		**1,411,457**

HONG KONG 1.7%

Common Stocks 1.7%

AIA Group	11,610,600	118,886
CK Hutchison Holdings	12,467,524	131,082
Samsonite International	17,535,900	50,293
Total Hong Kong (Cost $261,763)		**300,261**

IRELAND 0.6%

Common Stocks 0.6%

DCC (GBP)	1,165,901	104,360
Total Ireland (Cost $62,801)		**104,360**

ITALY 1.6%

Common Stocks 1.6%

Intesa Sanpaolo	30,644,796	80,290
Moncler	2,433,668	100,059
Prysmian	3,206,249	61,908
Telecom Italia	78,087,480	40,775
Total Italy (Cost $298,124)		**283,032**

JAPAN 20.1%

Common Stocks 20.1%

Aisin Seiki	1,104,200	42,716
Asahi Kasei	9,650,500	99,462
Astellas Pharma	13,901,600	188,281
Central Japan Railway	477,200	102,617
CyberAgent (1)	1,384,600	55,501
Electric Power Development, Class C	3,157,800	73,404

Hamamatsu Photonics	1,311,700	53,388
Honda Motor	1,725,300	48,141
Kirin Holdings	2,549,800	58,004
Miraca Holdings	1,164,100	29,837
Mitsubishi	3,809,100	104,932
Mitsubishi Electric	13,593,500	194,522
Mitsubishi UFJ Financial Group	25,906,900	128,538
Mitsubishi UFJ Lease & Finance	9,567,900	48,786
Mitsui Fudosan	3,628,300	84,038
Murata Manufacturing	1,536,800	77,168
Nippon Telegraph & Telephone	6,630,500	275,885
Omron	1,477,800	79,379
Panasonic	9,337,400	85,981
Pola Orbis Holdings	1,287,000	40,625
Recruit Holdings	3,013,800	90,757
Renesas Electronics (2)	6,116,800	32,760
Seven & i Holdings	3,067,300	106,151
SMC	203,800	85,120
SoftBank Group	786,200	83,362
Sony	1,394,000	70,213
Stanley Electric	2,053,100	55,666
Sumitomo	11,194,900	160,455
Sumitomo Metal Mining	1,852,300	58,262
Sumitomo Mitsui Trust Holdings	2,219,631	77,446
Sumitomo Rubber Industries	2,886,700	35,496
Suzuki Motor	1,832,600	83,628
Takeda Pharmaceutical, ADR (USD)	2,350,202	42,962
TechnoPro Holdings	435,600	26,209
THK	3,877,900	102,547
Tokio Marine Holdings	2,994,700	151,727
Tokyo Electron	627,400	99,589
Tosoh	1,121,800	18,087
Toyota Motor	3,367,800	208,502

Yahoo Japan	12,392,400	33,081
Total Japan (Cost $3,086,349)		**3,493,225**
NETHERLANDS 4.6%		
Common Stocks 4.6%		
ABN AMRO Group, GDR (1)	5,103,333	120,196
ASML Holding	574,126	119,884
ING Groep (1)	12,741,103	162,577
Koninklijke Philips	6,521,246	280,048
NXP Semiconductors (USD)	1,094,600	115,612
Total Netherlands (Cost $697,676)		**798,317**
NORWAY 2.2%		
Common Stocks 2.2%		
DNB (1)	9,134,015	175,640
Equinor (1)	4,433,729	98,835
Storebrand	12,878,621	108,841
Total Norway (Cost $324,318)		**383,316**
SINGAPORE 1.9%		
Common Stocks 1.9%		
DBS Group Holdings	7,142,100	148,523
Sembcorp Industries	10,488,800	20,512
United Overseas Bank	3,838,600	78,609
Wilmar International	30,588,200	81,805
Total Singapore (Cost $263,787)		**329,449**
SOUTH KOREA 1.6%		
Common Stocks 1.6%		
KT	1,881,438	44,322
NAVER	363,034	37,179

Samsung Electronics	5,075,248	199,545
Total South Korea (Cost $233,108)		**281,046**

SPAIN 0.4%

Common Stocks 0.4%

Telefonica	8,610,010	71,785
Total Spain (Cost $127,562)		**71,785**

SWEDEN 2.5%

Common Stocks 2.5%

Autoliv, SDR	871,750	70,634
Elekta, B Shares (1)	6,081,103	72,128
LM Ericsson, B Shares	7,285,420	72,069
Nordea Bank	8,406,939	66,140
Svenska Handelsbanken, A Shares	11,594,819	126,651
Veoneer, SDR (1)(2)	1,024,766	22,337
Total Sweden (Cost $476,901)		**429,959**

SWITZERLAND 8.5%

Common Stocks 8.5%

ABB	5,893,412	121,220
Alcon (2)	804,555	46,333
GAM Holding (2)	2,879,545	11,944
Nestle	5,410,691	520,929
Novartis	4,022,778	329,627
Roche Holding	1,171,264	309,054
Zurich Insurance Group	414,294	132,064
Total Switzerland (Cost $1,318,260)		**1,471,171**

TAIWAN 1.8%

Common Stocks 1.8%

Largan Precision	440,000	66,054

WPP	9,255,372	115,487
Total United Kingdom (Cost $3,017,422)		**2,909,781**
UNITED STATES 1.0%		
Common Stocks 1.0%		
Broadcom	571,400	181,934
Total United States (Cost $42,976)		**181,934**
SHORT-TERM INVESTMENTS 3.5%		
Money Market Funds 3.5%		
T. Rowe Price Government Reserve Fund, 2.49% (3)(4)	603,455,385	603,455
Total Short-Term Investments (Cost $603,455)		**603,455**
SECURITIES LENDING COLLATERAL 4.2%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 4.2%		
Short-Term Funds 4.2%		
T. Rowe Price Short-Term Fund, 2.59% (3)(4)	72,390,011	723,900
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		723,900
Total Securities Lending Collateral (Cost $723,900)		**723,900**
Total Investments in Securities 103.5% of Net Assets (Cost $16,783,742)		**$ 17,978,495**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) All or a portion of this security is on loan at April 30, 2019. See Note 3.
(2) Non-income producing
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depositary Receipts
GBP British Pound
GDR Global Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies. The fund has three classes of shares: the Overseas Stock Fund (Investor Class) the Overseas Stock Fund–Advisor Class (Advisor Class), and the Overseas Stock Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2019, the fund realized $107,158,000 of net gain on $403,220,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2019, the value of loaned securities was $693,240,000; the value of cash collateral and related investments was $723,900,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,468,225,000 and $1,038,151,000, respectively, for the six months ended April 30, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2019, the cost of investments for federal income tax purposes was $16,797,721,000. Net unrealized gain aggregated $1,179,119,000 at period-end, of which $2,636,280,000 related to appreciated investments and $1,457,161,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2019, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2019, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through the limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2019 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $1,000 remain subject to repayment by the fund at April 30, 2019. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $138,000 for T. Rowe Price Services, Inc.; and $39,000 for T. Rowe Price Retirement Plan Services, Inc.

All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2019, the fund was charged $351,000 for shareholder servicing costs related to the college savings plans, of which $285,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At April 30, 2019, approximately 4% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special service agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2019, the fund was allocated $63,000 of Spectrum Funds’ expenses and $5,810,000 of Retirement Funds’ expenses. Of these amounts, $2,047,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2019, approximately 76% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2019, approximately 35% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of April 30, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 6,402,000 shares of the Investor Class, representing less than 1% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation agreed to by the Advisor with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group and Advisor Class Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 14, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	June 14, 2019